                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  May 13, 2003
         --------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-19557                36-3777824
----------------------------           -----------             -------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)



                 1955 W. Field Court, Lake Forest, Illinois  60045
              -------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)



                                 (847) 803-4600
                      ------------------------------------
                         (Registrant's telephone number)

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

          On May 13, 2003, Salton, Inc. announced that it had completed the refinancing of its bank revolving credit and term loan. A copy of Salton, Inc.'s press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)    Exhibits

                 99.1   Press Release issued by Salton, Inc. dated May 13, 2003.

                 99.2   Press Release issued by Salton, Inc. dated May 13, 2003.


ITEM 9.   REGULATION FD DISCLOSURE

          On May 13, 2003, Salton, Inc. announced its fiscal third quarter results. A copy of Salton, Inc.'s press release is attached hereto as Exhibit 99.2.

          In accordance with SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto are being furnished under Item 9 rather than under Item 12.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 13, 2003

                                          SALTON, INC.


                                          /s/ WILLIAM B. RUE
                                          --------------------------------------
                                          William B. Rue
                                          President and Chief Operating Officer
                                          and Director

                                  EXHIBIT INDEX



     EXHIBIT
       NO.                               DESCRIPTION
     -------                             -----------

       99.1         Press Release issued by Salton, Inc. dated May 13, 2003


       99.2         Press Release issued by Salton, Inc. dated May 13, 2003






                                      -4-